BBH Core Select

Class N Shares (“BBTEX”)

SUPPLEMENT DATED AUGUST 9, 2010
TO THE PROSPECTUS
DATED FEBRUARY 28, 2010
(REPLACING THE SUPPLEMENT DATED JULY 14, 2010)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Under “Fees and Expenses of the Fund” on page 3 of the Prospectus, replace the introductory paragraph and the current table with the following:

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class N shares.

A separately identifiable department of Brown Brothers Harriman & Co. (the “SID” or “Investment Adviser”) has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 1.00%.  The agreement is effective for the period beginning on July 14, 2010 and will terminate on September 30, 2011, unless it is renewed by all parties to the agreement.  The agreement may only be terminated during its term with approval of the Fund’s Board.

Shareholder Fees
(Fees paid directly from your investment)
Class N
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class N
Investment Advisory and Administrative Services Fee	0.80%
Distribution (12b-1) Fees	None
Other Expenses	0.41%

Total Annual Fund Operating Expenses	1.21%
Less Fee Waiver/Expense Reimbursement	(0.21%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%

Under “Fees and Expenses of the Fund” on page 4 of the Prospectus, replace the Expense Example with the following:

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund’s Class N shares to the cost of investing in other mutual funds. This Example gives effect to the contractual expense reimbursement for 1 year and the first year of 3, 5 and 10 years calculations. The Example assumes that you invest $10,000 in the Fund’s Class N shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that an investment has a 5% return each year and that the Fund’s Class N shares operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$102	$363	$644	$1,446

The following is added as the second paragraph of the section entitled “Investment Advisory and Administrative Fee” on page 17.

The Investment Adviser has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund to 1.00%.  The agreement is effective for the period beginning on July 14, 2010 and will terminate on September 30, 2011, unless it is renewed by all parties to the agreement.  The agreement may only be terminated during its term with approval of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.